Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: July 10, 2017

Dated: July 10, 2017	INSIGHT VENTURE PARTNERS VIII, L.P.

By: Insight Venture Associates VIII, L.P., its general partner
By: Insight Venture Associates VIII, Ltd., its general partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory

Dated: July 10, 2017	INSIGHT VENTURE PARTNERS (CAYMAN) VIII, L.P.

By: Insight Venture Associates VIII, L.P., its general partner
By: Insight Venture Associates VIII, Ltd., its general partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory

Dated: July 10, 2017	INSIGHT VENTURE PARTNERS (DELAWARE) VIII, L.P.

By: Insight Venture Associates VIII, L.P., its general partner
By: Insight Venture Associates VIII, Ltd., its general partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory

Dated: July 10, 2017	INSIGHT VENTURE PARTNERS VIII (CO-INVESTORS), L.P.

By: Insight Venture Associates VIII, L.P., its general partner
By: Insight Venture Associates VIII, Ltd., its general partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory

Dated: July 10, 2017	STAR TRINITY, LP

By: Star Trinity GP, LLC, its general partner

	By:	/s/ Eric Goldstein
Name: Eric Goldstein
Title: Authorized Officer

Dated: July 10, 2017	STAR TRINITY GP, LLC

	By:	/s/ Eric Goldstein
Name: Eric Goldstein
Title: Authorized Officer

Dated: July 10, 2017	INSIGHT VENTURE ASSOCIATES VIII, L.P.

By: Insight Venture Associates VIII, Ltd., its general partner

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory

Dated: July 10, 2017	INSIGHT VENTURE ASSOCIATES VIII, LTD.

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory

Dated: July 10, 2017	INSIGHT VENTURE MANAGEMENT, L.L.C.

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory

Dated: July 10, 2017	INSIGHT HOLDINGS GROUP, LLC

	By:	/s/ Blair Flicker
Name: Blair Flicker
Title: Authorized Signatory